Exhibit 10.41

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

C O N F I D E N T I AL

AMENDMENT TO COLLABORATION AGREEMENT

THIS AMENDMENT TO COLLABORATION AGREEMENT (the “Amendment”) is entered into and effective as of October 31, 2006 (the “Amendment Date”) for the purpose of amending that certain Collaboration Agreement dated September 19, 2002, as amended (the “Agreement”) by and between:

ELI LILLY AND COMPANY, a corporation organized and existing under the laws of the State of Indiana, whose principal place of business is Lilly Corporate Center, Indianapolis, Indiana, 46285, United States of America (“Lilly”); and

AMYLIN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware, whose principal place of business is 9360 Towne Centre Drive, San Diego, California 92121, United States of America (“Amylin”).

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lilly and Amylin agree as follows:

1.             Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Agreement.  Any reference herein to a numbered “Section” shall be deemed to refer to such numbered Section of the Agreement, and any reference herein to a numbered “paragraph” shall be deemed to refer to such numbered paragraph of this Amendment.  The following terms shall have the meanings set forth below:

(a)           “BID Product” shall mean the Product sold under the Product Trademark “BYETTA®” (or such other Trademark if BYETTA is unavailable as a Trademark in a given country) as a fixed-dose injection of exenatide administered twice per day for any indication provided for in the first Marketing Approval received in a relevant country (included in such indication would be any subsequent label expansion(s) relating to use of the BID Product for the same indication, e.g., new indication for combination use with TZDs for treatment of the same indication as provided for in the first Marketing Approval). For the avoidance of doubt, it is understood that any subsequent indication relating to any disease or condition not included in the first Marketing Approval shall be regarded as a Non-BID Product (e.g., a Product indicated for treatment of obesity or Type I diabetes is a Non-BID Product).

(b)           “BID Study” shall mean a clinical trial of a BID Product; but excluding any Non-BID Study.

(c)           “Cost of Product Sold (OUS)” shall mean, solely for purposes of calculation of Gross Margin (OUS) and for no other purpose, the Cost of Product Sold for Product sold outside the U.S., determined in accordance with Section 1.33 of the Agreement, plus Lilly’s manufacturing costs for labeling, packaging, or other manufacturing-related activity that may be undertaken by Lilly for Product sold outside the U.S.  Lilly’s manufacturing costs included in Cost of Product Sold (OUS) shall include, without limitation, the standard cost of product sold expensed by Lilly for Product sold outside the U.S. plus manufacturing variances expensed by Lilly for Product sold outside the U.S., in each case, determined in accordance with U.S. GAAP.   It is understood that Lilly’s Cost of Product Sold (OUS) may or may not be the same as Lilly’s internal transfer pricing to its Affiliates for Product sold outside of the U.S. and Lilly’s Cost of Product Sold (OUS) shall not include any mark-up or profit margin in addition to actual Product cost.

Lilly’s standard cost of product sold may include, without limitation, the following components:

(i)               the total invoice price, outside processing costs, freight, duties, taxes, and brokers fees, with any volume or trade discounts being reflected in the calculation and purchase of inventory from either Amylin or Third Party suppliers being considered a Third Party cost;

(ii)             conversion costs (including, without limitation, direct labor and direct overhead) directly associated with the manufacturing of Product;

(iii)            replacement costs for Products that are determined to be defective or recalled or for Products that are returned to Lilly from the customer;

(iv)             an allocation of service and administrative departments performing functions which support Manufacturing operations directly associated with the Manufacturing of Products;

(v)              depreciation of Product-specific capital investments for equipment;

(vi)             depreciation of general manufacturing equipment and facilities directly associated with Manufacturing of Products, in the case of equipment, to the extent used specifically for Product, based on a percentage of throughput/utilization (hours of utilization) and, in the case of facilities, based upon percentage of square footage utilized.

(vii)            Product breakage;

(viii)          obsolete Products; and

(ix)             to the extent attributable to the Manufacture of Products, any other costs considered inventory costs or costs of products sold under U.S. Generally Accepted Accounting Principles.

  All of these costs, and the methodology to be used in allocating indirect or overhead costs among Manufacturing operations hereunder and other Lilly manufacturing operations, shall be determined in a manner consistent with Generally Accepted Accounting Principles in the U.S., and Lilly shall share with Amylin such details relating to the allocation relating to operations outside the U.S. used by Lilly as Amylin may reasonably request.  In the event that Lilly does not use Dedicated Capacity for primary equipment for the Manufacture of Products, an appropriate allocation of costs associated with the Manufacture of Products shall be determined in a manner consistent with Generally Accepted Accounting Principles in the U.S.  It is understood and agreed by the Parties that Lilly will report all costs using its then current systems and procedures, subject to audit and adjustment as required to be consistent with this Amendment.

(d)           “Cumulative Gross Margin (OUS)” shall mean the cumulative Gross Margin (OUS) calculated beginning upon the first Product Launch for Product outside the U.S.

(e)           “Gross Margin (OUS)” shall mean Net Sales of Products outside the U.S., less: (i) Cost of Product Sold (OUS) and (ii) Product Sample Costs for Product Samples supplied for distribution outside the U.S.  Notwithstanding the foregoing, for purposes of calculating Gross Margin (OUS), in no event shall Product Sample Costs for Product Samples distributed outside the U.S. exceed commercially reasonable sample quantities.

(f)            “Major OUS Market” shall mean the following countries:  France, Germany, Italy, Spain, United Kingdom, and Japan.

(g)           “Non-BID Product” shall mean a Product other than BID Product.

(h)           “Non-BID Study” shall mean a clinical trial of a BID Product that compares a Non-BID Product to a BID Product or that includes a Non-BID Product.

(i)            “Non-Major OUS Market” shall mean any country outside the U.S. that is not a Major OUS Market.

(j)            “OUS BID Development Trial Costs” shall mean Development Costs specifically attributable to all BID Studies (excluding BID Studies that are not required for Marketing Approval such as Phase 3B Clinical Trials and Phase 4 Clinical Trials), other than any such BID Study that is required to be undertaken to obtain Marketing Approval of BID Product in the U.S.

(k)           “OUS BID Commercialization Trial Costs” shall mean Commercialization Costs specifically attributable to all BID Studies undertaken to support Commercialization outside the U.S. that are not required for Marketing Approval such as Phase 3B Clinical Trials and Phase 4 Clinical Trials.

(l)            “OUS Non-BID Development Trial Costs” shall mean Development Costs specifically attributable to all Non-BID Studies (excluding Non-BID Studies that are not required for Marketing Approval such as Phase 3B Clinical Trials and Phase 4 Clinical Trials), other than any such Non-BID Study that is required to be undertaken to obtain Marketing Approval of Non-BID Product in the U.S.

(m)          “OUS Non-BID Commercialization Trial Costs” shall mean Commercialization Costs specifically attributable to all Non-BID Studies  undertaken to support Commercialization outside the U.S. that are not required for Marketing Approval such as Phase 3B Clinical Trials and Phase 4 Clinical Trials.

(n)           “Product Plan” shall mean, for a particular Major OUS Market, the strategic and tactical medical, marketing and sales plans for Product(s) of the type and format used from time to time by Lilly for its own products. For the avoidance of doubt, as of the Amendment Date, the referenced plans are known internally as “Lilly Affiliate Brand Plans.”

(o)           “Product Sample” shall mean a sample (or a voucher for a sample) of Product supplied for distribution to health care professionals without charge for promotional, patient initiation, or familiarization purposes.

(p)           “Product Sample Costs” shall mean the standard unit cost plus variances of Product Samples actually distributed in a country after Marketing Approval in such country, calculated in accordance with GAAP samples  accounting methods, consistently applied.    Distribution costs shall be excluded from the standard unit cost.  However, Product Sample Costs will be included in the Cost of Product Sold (OUS) (rather than in the marketing and selling expense line), and shall reflect the standard Cost of Product Sold plus variances.

2.             Allocation of OUS Revenues.  Effective for OUS revenues accrued on or after January 1, 2007, Section 4.5(b) of the Agreement shall be eliminated in its entirety and replaced with the royalty-based structure set forth in this paragraph 2, pursuant to which Lilly will retain all revenues from sales of Product in the Territory outside the U.S. and pay a royalty to Amylin based upon a percentage of Gross Margin (OUS).  Commencing on the date when Cumulative Gross Margin (OUS) exceeds $[***] and continuing during the term of the Agreement, Lilly shall pay to Amylin royalties based on the aggregate annual Gross Margin (OUS) (without adjustment for partial calendar years) at the rates set forth below:

(a)           [***]% of the portion of aggregate Gross Margin (OUS) during a calendar year that is equal to or less than $[***];

(b)           [***]% of the portion of aggregate Gross Margin (OUS) during a

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calendar year that is greater than $[***] but equal to or less than $[***]; and

(c)           [***]% of the portion of aggregate Gross Margin (OUS) during a calendar year that is greater than $[***] but equal to or less than $[***]; and

(d)           [***]% of the portion of aggregate Gross Margin (OUS) during a calendar year that is greater than $[***].

For the avoidance of doubt, the Parties acknowledge and agree that no royalty shall be due on the first $[***] of Cumulative Gross Margin (OUS), nor shall such amount be included in determining the applicable royalty rates set forth above.  The exclusion of the first $[***] in Cumulative Gross Margin (OUS) is to be applied one time and not on a product-by-product or country-by-country basis.  The following sample calculation is provided for purposes of illustration and clarification only:

Year	Annual Gross Margin (OUS)		Cumulative Gross Margin (OUS)		Royalty Payable to Amylin
2006	$	[***]	$	[***]	[***]
2007	$	[***]	$	[***]	[***]
2008	$	[***]	$	[***]	[***]
2009	$	[***]	$	[***]	$ [***] (1)
2010	$	[***]	$	[***]	$ [***] (2)

(1)During [***], Cumulative Gross Margin (OUS) first exceeds $[***], and calculation of royalties payable with respect to Gross Margin (OUS) in excess of $[***] (i.e., $[***]) begins. The royalty for [***] would therefore equal $[***] x [***]%, or $[***].

(2)For [***] (the year after Cumulative Gross Margin (OUS) first exceeds $[***]), the royalty payable would be calculated as follows: ($[***] x [***]%) + ($[***] x [***]%) = $[***].

Also effective as of January 1, 2007, all references to “Adjusted OUS Operating Profit/Loss” in Section 4.9 (a) shall be deleted, and the “OUS Operating Profit Sharing” example calculations found in Schedule 4.5 shall be deleted in their entirety.  Royalties due under this paragraph 2 shall be paid by Lilly to Amylin on a [***] basis within [***] ([***]) days after the end of [***] for Products sold outside of the U.S. during such [***].  At Lilly’s option, such payment may be made by providing Amylin a credit in the amount of the royalty due as part of the calculation of periodic settlement payments between the Parties contemplated by Section 4.9(a).  Royalties due each [***] under this paragraph 2 shall be subject to simple interest as follows:  royalties due from Product sales from the [***] of each [***] shall be increased by an amount equal to simple interest for a period of [***], and royalties due from Product sales from the [***] of each [***] shall be increased by an amount equal to simple interest for a period of [***].  The interest factor used for a particular [***] shall be equal to the rate specified in the Agreement for calculating amounts owed under Section 4.9(a) (as described in the letter agreement between the Parties dated June 12, 2006.)

3.             Allocation of OUS Development and Commercialization Costs.  In partial

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consideration of Amylin foregoing its right to receive any share of the first $[***] of Cumulative Gross Margin (OUS), the Parties hereby agree to the following allocations with respect to costs outside the U.S.:

(a)           BID Products.  Lilly shall be solely responsible for 100% of BID Product Commercialization Costs relating to the Commercialization of BID Products outside of the U.S. (including without limitation OUS BID Commercialization Trial Costs), and regardless of whether such Commercialization Costs were incurred before or after the Amendment Date. Effective as to expenses accrued on or after January 1, 2007, Lilly shall also be solely responsible for 100% of BID Product Development Costs relating to Development of BID Product for sale outside of the U.S. (including without limitation OUS BID Development Trial Costs).  Accordingly, BID Product Commercialization Costs relating specifically to sale of Product outside of the U.S., and effective January 1, 2007, BID Product Development Costs specifically relating to development of BID Product for sale outside of the U.S., shall not be included in the calculation of the periodic settlement payments between the Parties contemplated by Section 4.9(a) of the Agreement.  Exhibit C sets forth those clinical trials or other development activities underway as of the Amendment Date and indicates how the expenses thereof shall be shared by the Parties, subject to potential adjustment as provided in Paragraph 3(c).   For the avoidance of doubt, it is understood that any Development Costs related to development of Non-BID Product for sale outside the US shall continue to be allocated 80% to Lilly and 20% to Amylin as contemplated by Section 4.3(a)(ii) of the Agreement.  It is also understood that Amylin shall not be entitled to reimbursement of any OUS BID Product Commercialization Costs unless reimbursement is approved in advance by Lilly.

(b)           Non-BID Products.  Section 4.4(a)(ii) of the Agreement is amended in its entirety, effective January 1, 2007, to read as follows:

“(ii)   Rest of World.  Lilly shall pay one hundred percent (100%) of the Commercialization Costs for Commercialization of Products in all countries in the Territory outside the U.S. and Amylin shall pay 0% of such Commercialization Costs, with the sole exception of OUS Non-BID Commercialization Trial Costs which shall be allocated 80% to Lilly and 20% to Amylin.”

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Lilly will prepare and deliver to Amylin, in addition to and concurrently with the [***] composite reports due pursuant to Section 4.9(a), a separate composite report of OUS Non-BID Commercialization Trial Costs substantially the same in scope, content and format to the [***] reports of Development Costs due pursuant to Section 4.3(b), and the amounts reported in such composite report of OUS Non-BID Commercialization Trial Costs shall be aggregated with the amounts reported in the composite reports specified in Section 4.9(a) and included in the calculation of periodic settlement payments between the Parties contemplated by Section 4.9(a).  The parties recognize that Lilly does not formally track time spent by OUS FTE’s on Development matters versus time spent by the same individuals on Commercialization matters so that good faith allocations of FTEs between the categories of Non-BID Commercial Trial Costs and Non-BID Development Trial Costs may be necessary.

(c)           Costs for OUS Studies Utilized in U.S.

(i)                                    The Parties recognize that data from certain clinical, health outcomes or other studies undertaken for Development or Commercialization purposes relating to countries outside the U.S. (an “OUS Study”) may generate data that could also be utilized for U.S. purposes.  Accordingly, the Parties agree as follows:

a.               Except with respect to any Required Study, the Global Development and Commercialization Committee (“GDCC”) shall, prior to the initiation of any OUS Study, review whether such OUS Study is also expected to generate data that will be utilized for U.S. purposes.  If the GDCC agrees that the OUS Study will also be used for U.S. purposes, (a “Dual Use Study”) then the expense of such Dual Use Study shall be shared in accordance with the Dual Use Cost Allocation. In all other cases, the expenses of the OUS Study shall be shared in accordance with the OUS Study Cost Allocation, but shall be subject to possible later recharacterization as provided in paragraph (d) below. The Parties agree that their respective representatives to the GDCC will act in a reasonable manner with respect to any proposal that an OUS Study be regarded as a Dual Use Study.

b.              Except as provided in paragraph (c) below, if the OUS Study is a Required Study, the expenses thereof shall be shared in accordance with the OUS Study Cost Allocation regardless of whether such OUS Study is also used in the U.S., and the provisions of paragraph (d) below shall not apply.

c.               Notwithstanding paragraph (b) above, any OUS Study relating to Non-BID Product that is a Required Study for Marketing Approval in the European Union (“Europe Non-BID Product Registration Study”) shall be prospectively reviewed by the GDCC upon request of either Party to determine whether data from such Europe Non-BID Product Registration Study is also expected to be used for U.S. purposes.  If the GDCC agrees

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that data from such Europe Non-BID Product Registration Study will be used for U.S. purposes, then such study shall be deemed a Dual Use Study and the expenses thereof shall be shared in accordance with the Dual Use Cost Allocation.  In all other cases, the expense of the Europe Non-BID Product Registration Study shall be shared in accordance with the OUS Study Cost Allocation, but shall be subject to possible later recharacterization as provided in paragraph (d) below.  The Parties agree that their respective representatives to the GDCC will act in a reasonable manner with respect to any proposal that an OUS Study be regarded as a Dual Use Study.

d.              With respect to (i) any OUS Study that is not a Required Study and that has not previously been determined to be a Dual Use Study and (ii) any Europe Non- BID Product Registration Study that has not previously been determined to be a Dual Use Study, either Party shall have the right to request that the allocation of costs of any such study be reviewed based upon actual or intended use or non-use (as defined below in (c) (iii)) of the data therefrom.  In the event either party requests such a review, the GDCC shall review such issue in good faith, and if it concludes that the study is a Dual Use Study the expenses of such study previously incurred shall be reallocated as appropriate in accordance with the Dual Use Study Cost Allocation. If necessary, an appropriate adjustment shall be made in the next [***] settlement contemplated by Section 4.9 of the Agreement.  Thereafter, any future expenses of such study shall be shared in accordance with the Dual Use Cost Allocation, and appropriately reflected in the [***] settlement.  The Parties agree that their respective representatives to the GDCC will act in a reasonable manner with respect to any proposal that data from an OUS Study be used in the U.S. In the event the GDCC is unable to agree upon proposed U.S. use of data from an OUS Study, Lilly may if applicable exercise its right under of Section 3.1(e) (ii) to require that data from an OUS Study be utilized in the U.S., but if Lilly exercises such right, the fact that such data was used in the U.S. shall not be a basis for recharacterization of the expenses of such OUS Study.

(ii)                                As used herein:

a.               “OUS Study Cost Allocation” shall mean (i) in the event such expenses are related to a BID Product and incurred prior to January 1, 2007, the expenses shall be borne 80% by Lilly and 20% by Amylin, (ii) in the event such expenses are related to a BID Product and incurred on or after January 1, 2007, the expenses shall be borne 100% by Lilly, and (iii) in the event such expenses are related to Non-BID Product (regardless of whether such expenses are incurred before or after January 1, 2007), the expenses shall be borne 80% by Lilly and 20% by Amylin.

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b.              “Dual Use Cost Allocation” shall mean 50% of such expenses are borne by Lilly and 50% by Amylin.

c.               “Required Study” shall mean any study required as part of the minimum data package necessary for receipt of Marketing Approval in the relevant country.  The Parties recognize that the application for Marketing Approval may include additional OUS Studies that are useful, but not required, and that any such additional study shall not be deemed a Required Study.

(iii)                            Data will be considered utilized for U.S. purposes if such data is (i) contained in materials approved for use in the U.S. by any joint U.S. promotion or U.S. medical/legal/regulatory review body established by the Parties (e.g., the committee currently known as SMART), (ii)  included in materials utilized by U.S. sales representatives, medical liaisons, or managed care account representatives, such as promotional slide sets, materials for use in health professional to health professional programs, marketing materials, brochures, or authorized reprints utilized by alliance personnel in field or congress settings, (iii) is disclosed for U.S. promotional purposes at U.S. congresses or in U.S. publications or (iv) included in any direct to consumer advertising or consumer directed promotional materials distributed in the U.S.  Data will not be considered utilized for U.S. purposes merely because such data is (i) used in Third Party U.S. continuing medical education programs, (ii) released by Lilly in U.S. venues  or U.S. publications to service OUS needs, (iii) used with advisory boards,  (iv) filed as required with U.S. Regulatory Authorities (but not any pivotal studies) , (v) used in medical information letters, used to answer unsolicited medical questions, used in reprints used at congresses to answer unsolicited medical questions, (vi) used in scientific slide decks provided only upon request, (vii) presented at Lilly’s request in poster or abstract form at scientific meetings or congresses or by independent investigators where such presentation was not requested by Lilly, or (viii) any meta based data analysis.

(iv)                               The provisions of Section 4.3(a)(iii) of the Agreement shall continue in effect.

(d)  [***] Report Adjustment.  The Parties have previously disagreed as to the responsibility for certain OUS Commercialization Costs.  In order to resolve this dispute, the periodic settlement payment contemplated by Section 4.9(a) of the Agreement due to Lilly for the [***] after the Amendment Date will include an additional $[***] beyond any actual amount due to Lilly, for such [***], with the effect that the amount that would otherwise be due to Lilly will be increased by $[***].  All future OUS Commercialization Costs shall be borne by Lilly as provided in paragraph 3.

(e)           Conforming Changes.

(i)            Section 8.1(c) of the Agreement is hereby amended to read

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in its entirety as follows:  “In the event of any product liability or other Third Party claim in which both Parties are asserted to be liable and neither is entitled to indemnification hereunder, the Parties shall treat such Damages as Commercialization Costs if such claim relates to the U.S. or share such Damages 80% by Lilly and 20% by Amylin if such claim relates to the Territory outside the U.S.  In the case of any such claim relating to the Territory outside the U.S., (i) any amounts owed to Lilly pursuant to this Section 8.1(c) shall be paid as part of the periodic settlement process contemplated under Section 4.9(a) of the Agreement and (ii) in the event such amount is due to Lilly at anytime prior to the expiration of one year from the date of the first Product Launch in the first country outside the U.S., the amount due to Lilly shall initially be treated as a credit against royalties due from Lilly hereunder for such first year, and thereafter any remaining amount due shall be paid through the periodic settlement process for the [***] immediately following such first year. ”

(ii)           Section 10.4(e) of the Agreement is hereby amended to read in its entirety as follows:  “Each Party shall pay 50% of any expenses (except for the expenses of the non-controlling Party’s counsel, if any) and shall receive 50% of any recovery realized as a result of any litigation pursuant to this Section 10.4 until each Party’s reimbursable expenses have been recovered and thereafter share recovery in accordance with each Party’s proportionate interest in Operating Profits and Losses for the U.S., or if such litigation relates to the Territory outside the U.S., 80% to Lilly and 20% to Amylin.”

4.               Audit Rights.  The Parties acknowledge each Party’s right to audit under Section 4.9(e) of the Agreement shall include the right to audit any Affiliates of the other Party as part of an audit where a Party audits the U.S. and/or one or more countries outside the U.S.  It is understood that for purposes of determining responsibility for payment of audit expenses pursuant to Section 4.9(e), the 5% materiality threshold shall be applied to the U.S. and any audited OUS countries taken as a whole.

5.               Reporting.          (a) Lilly shall provide royalty reporting to Amylin in a form to be mutually agreed by the Parties.  Royalty reporting shall be provided [***] together with royalty payments.  Lilly also agrees to undertake [***] updates to Amylin in any [***] where Lilly anticipates material variances so as to allow Amylin to make financial adjustments in its financial reporting.  It is the Parties’ intention to structure reports to fulfill Amylin reporting needs and be as consistent as possible within existing internal Lilly systems to the extent practical to do so.  Attached hereto as Exhibit A and described below are examples of the royalty reports to be provided.

(b)           Lilly shall provide Amylin with the following reports:

(i)            a [***] royalty report substantially in the form of Exhibit A within [***] ([***]) days of [***].

(ii)           [***] planning report(s) as follows:

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(A)    showing a preliminary [***] ([***]) year royalty projection by country for Major OUS Markets and in the aggregate for all other countries, the timing of such report to be consistent with the alliance financial calendar agreed upon by the GDCC each year; and

(B)    showing a final [***] ([***]) year royalty projection by country for Major OUS Markets and in the aggregate for all other countries, the timing of such report to be consistent with the alliance financial calendar agreed upon by the GDCC each year;

(iii)         [***] rolling forecasts showing projections of [***] within [***] days after the forecasts are finalized each [***] by Lilly.

Lilly represents and warrants that Exhibit B to this Amendment fairly and accurately describes how Lilly currently calculates foreign currency conversions as referenced in Section 4.9(a) of the Agreement.  It is understood that Lilly may from time to time change its methodology for currency conversions.

6.          OUS Commercialization Activities.  Lilly shall have responsibility for Commercialization activities outside the U.S., including development, approval and implementation of the Commercialization Plan as it relates to the Territory outside the U.S. (the “OUS Commercialization Plan”).  Amylin will have advisory input into the OUS Commercialization Plan, but all decisions as to the content of the OUS Commercialization Plan, the OUS Commercialization Budget, and the Commercialization activities to be conducted outside the U.S. shall be made by Lilly, provided, however, that Lilly shall comply with its obligations under the Agreement as modified by this Amendment.  Notwithstanding the foregoing, any portion of the Commercialization Plan specifically relating to Non-BID Commercialization Trial Costs shall be subject to the approval pursuant to the Binding Budget process of the Agreement. Nothing in this Amendment shall be construed as modifying the provisions in the Agreement related to Manufacturing or to selection of trademarks, or any other rights that are not specifically changed by this Amendment, all of which shall continue in effect, or any other right of review, approval or participation of Amylin under the Agreement except to the extent specifically provided in this Amendment. The terms of the Clinical Research Quality Agreement between the Parties dated May 14, 2004 shall continue in effect. Through the GDCC, Amylin and Lilly agree to modify the roles and responsibilities guidance for activities outside of the U.S. such that Amylin retains its current participation in the Lilly Brand Council I and II processes.  In addition, GDCC will modify the OUS roles and responsibilities to maintain Amylin’s current ability to review and provide input into the Affiliate Brand Plans for the Major OUS Markets.  Lilly and Amylin anticipate the OUS roles and responsibilities document will be updated to include the following topics.

•                              Addition of Amylin Medical and Team management into the Brand Council I and II process.

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•                              Clarification of Amylin’s ability to review and provide input on OUS Major Market affiliate plans versus review and input of Non-Major OUS Market affiliate plans.

•                              Clarification of a Brand Council III alliance process that provides Amylin representatives the appropriate venue and access to personnel to review and provide input on OUS Major Market affiliate plans.

(a)           Non-Major OUS Markets.  If Amylin has business questions regarding brand management for Product(s) in any Non-Major OUS Market, Lilly’s representatives shall address such questions on an ad hoc basis to the extent included as approved GDCC agenda items.

(b)           Budget Summary.  Consistent with the Brand Council Process and Product Plans of Lilly Affiliates, Lilly will provide to Amylin on an [***] basis, a budget summary covering the next [***] for each of the Major OUS Markets in such level of detail and format as the parties shall agree.  Such summaries shall include external marketing and medical spending as well as sales force FTEs.  It is understood that any such budget shall reflect Lilly’s plans at the time such budget is created but shall not be binding upon Lilly.  Each such budget summary may be modified from time to time by the applicable Lilly Affiliate, but Lilly shall provide to Amylin a final Lilly-approved copy that represents the next year’s approved budget plan for such Major OUS Market promptly following approval of such plan.

(c)           Long Range Business Plan.  [***], Lilly shall present to Amylin a long-range business plan for Commercialization of Products outside the U.S., including [***].  Such long-range business plans shall be presented for each Major OUS Market and in summary fashion for all Non-Major OUS Markets.  In addition, the business plan shall also include, at an OUS consolidated level, [***].

(d)           Budget Summary and Business Plan Updates.  In the [***], Lilly shall provide Amylin (through the GDCC) with updates of the annual budget summary delivered to Amylin pursuant to paragraph 6(b) and any material update to the business plan for the Products.  Each such update shall cover the [***].  The budget summary updates will include, without limitation, [***].  In the budget summary updates, for any [***]% or greater discrepancy (provided the discrepancy is at least $[***]) between actual and forecasted amounts, Lilly shall also provide brief explanatory comments regarding the reason(s) for such discrepancy.  At Amylin’s reasonable request, additional discussions and/or questions relating to such updates shall occur to the extent approved as a GDCC topic.

(e)           Existing Obligations.   The Parties existing obligations under Sections 2.2 and 2.6 of the Agreement shall be deemed modified as necessary to be consistent with the provisions of this Amendment.

7.             Exclusions from Binding Budgets.  The Parties agree that Development Costs

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outside the U.S. and Commercialization Costs outside the U.S. that are borne entirely by Lilly are not subject to the provisions of the Agreement that are specifically applicable to Binding Budgets.  This provision shall not relieve Lilly from the obligation to use Commercially Reasonable Efforts to Commercialize the Products on a worldwide basis as provided in the Agreement.

8.          Medical Meetings.

(a)           Lilly Meetings.  To the extent that certain Lilly-organized medical meetings relating to commercialization of Product OUS contain sections on Product, Lilly shall invite Amylin to attend the specific sections related to Product and provide Amylin with at least [***] prior written notice of such meetings.  For purposes of clarity, this paragraph shall be applicable only to the following global and regional conferences (or any successor conferences covering substantially the same topics):

(i)            European Clinical Advisory Boards;

(ii)           Global Medical Conferences (GMC’s);

(iii)         Regional Medical Conferences (RMC’s); and

(iv)          Taking Control Peaks and Valleys Conferences (TCPV).

(b)           Amylin Meetings.  To the extent that certain Amylin-organized medical meetings contain sections on Product, Amylin shall invite Lilly to attend the specific sections related to Product and provide Lilly with at least [***] prior written notice of such meetings.  For purposes of clarity, this paragraph shall be applicable only to the following meetings (or any successor meetings covering substantially the same topics):

(i)            Amylin’s non-US medical meetings; and

(ii)           Amylin’s non-US advisory board meetings.

9.                              Recalls.  Section 3.1(e)(ii) (A) of the Agreement is hereby deleted.  Section 5.11 of the Agreement is hereby amended to read in its entirety as follows:

“In the event either Party believes that a recall or removal from the market of the Product is necessary in any Regulatory Jurisdiction, it shall immediately notify the other Party, and the Parties shall discuss the appropriate course of action.  In the event of any disagreement between the Parties regarding the necessity of a recall or removal, the Marketing Approval holder for the Regulatory Jurisdiction in question shall make the final determination after considering in good faith the views of the other Party.  In the event that a Regulatory Authority issues a request, directive, or order, or the Marketing Approval holder determines to recall or remove the Product from the market, the recall shall be the responsibility of the Marketing Approval holder.  Both Parties will cooperate fully with one another in conducting the recall.”

***CONFIDENTIAL TREATMENT REQUESTED

10.        Entire Agreement.  The Agreement, as amended by this Amendment, embodies the entire understanding of the Parties and shall supersede all previous communications, representations and understandings, whether oral, written or otherwise, between the Parties relating to the subject matter hereof.  Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

11.        Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding its conflicts of laws principles.

12.        Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the Amendment Date.

ELI LILLY AND COMPANY		AMYLIN PHARMACEUTICALS, INC.

By:	/s/ Bryce D. Carmine	By:	/s/ Daniel M. Bradbury

Name:	Bryce D. Carmine	Name:	Daniel M. Bradbury

Title:	President, Global Brand Dev.	Title:	President and Chief Operating Officer

EXHIBIT A

REPORTS

Byetta OUS Gross Margin Royalty Calculation
For the [***]

Country/Affiliate	Net Sales	Foreign Exchange Rate	Net Sales	Std. Cost COPS	Std. Cost Samples	Gross Margin
	Local Currency			US Dollars
[***]	[***]	[***]	$[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
[***]	[***]	[***]	$[***]	[***]	[***]	$[***]
			$[***]	[***]	$[***]	$[***]

OUS Distribution	[***]
OUS Mfg Variances - favorable/(unfavorable)	$[***]

Total PUS Gross Margin	$[***]

OUS G.M. Royalty*	$[***]

*Illustrative only — early years will also have to reflect adjustment for cumulative gross margin on which no royalty will be due.

***CONFIDENTIAL TREATMENT REQUESTED

Byetta 5mcg Sales Supplemental

For the [***]

All in [***]

Country/Affiliate	Sales Units	Net Sales	Foreign Exchange Rate	Net Sales	Std. Cost COPS
	Local Currency			US Dollars
In mils
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
	[***]			$[***]	$[***]

***CONFIDENTIAL TREATMENT REQUESTED

2

Byetta 10mcg Sales Supplemental

For the [***]

Country/Affiliate	Sales Units	Net Sales	Foreign Exchange Rate	Net Sales	Std. Cost COPS
	Local Currency			US Dollars
in mils
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
[***]	[***]	[***]	[***]	$[***]	$[***]
	[***]			$[***]	$[***]

Byetta Samples Supplemental

For the [***]

Country/Affiliate	Sample Units in mils	Std. Cost Samples in mils
[***]	[***]	$[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	$[***]

***CONFIDENTIAL TREATMENT REQUESTED

3

EXHIBIT B

Lilly Foreign Currency Conversion Methodology

Month end FX spot exchange rates are pulled from a reliable source, or calculated by the affiliate when required for statutory purposes, at each month end and loaded into Lilly Enterprise System.  These rates are used to translate income statement totals into U.S. dollars for reporting purposes in the subsequent month.  For example, the EUR/USD spot exchange rate pulled on or near April 30 becomes the rate for translation of income statement transactions recorded during the month of May for all EUR-denominated subsidiaries for consolidated reporting purposes.  The end result is a weighted average exchange rate being used to convert foreign currency income statement totals into U.S. dollars throughout the quarter/year.  Except as may otherwise be required by law, these rates shall conform to an independent worldwide exchange rate authority such as Reuters or the Wall Street Journal (based on rates posted on or near the last business day of the applicable month).

4

EXHIBIT C

Ongoing Development and Commercialization Study Costs*

Trial/Study Description	US Split 50/50	OUS Split 80L/20A	Beginning 1/1/07 OUS 100% Lilly	Beginning 1/1/06 OUS 100% Lilly
[***]
[***]			X
[***]			X
[***]			X
[***]			X
[***]			X
[***]			X
[***]
[***]			X
[***]			X
[***]			X
[***]			X
[***]
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X

*Subject to recharacterization as provided in Paragraph 3(c) of this Amendment.

***CONFIDENTIAL TREATMENT REQUESTED

Trial/Study Description	US Split 50/50	OUS Split 80L/20A	Beginning 1/1/07 OUS 100% Lilly	Beginning 1/1/06 OUS 100% Lilly
[***]	X
[***]	X
[***]	X
[***]
[***]	X
[***]	X
[***]	X
[***]	X
[***]
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]	X
[***]
[***]	X
[***]	X
[***]	X
[***]	X
[***]
[***]				X
[***]				X
[***]				X
[***]				X
[***]				X

***CONFIDENTIAL TREATMENT REQUESTED

2